Exhibit 99.7

August 14, 2015 Due Diligence Narrative Report

Table of Contents

Clayton Contact Information	2
Overview	2
Originators	2
Clayton’s Third Party Review (“TPR”) Scope of Work	2
Sampling	3
Pre-Close Valuation Review Disclosure	3
Guidelines USED BY CLAYTON	3
Loan Grading	3
TPR Component Review Scope	4
Credit Review	4
Property Valuation Review	5
Regulatory Compliance Review	5
Data Integrity	6
Data Capture	6
Clayton Due Diligence Results	7
Data Compare Results	8
Clayton Third Party Reports Delivered	9
Appendix A: Originators	10
Appendix B: Credit Review Scope	13
Appendix C: Origination Appraisal Assessment	16
Appendix D: Regulatory Compliance Review Scope	19

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Clayton Contact Information

Client Service Management:

▪ Leslie Lentz	Client Service Manager Phone: (813) 261-8901/E-mail: llentz@clayton.com

▪ Joe Ozment	Director of Securitization Phone: (813) 261-0733/E-mail: jozment@clayton.com

Overview

Clayton conducted an independent third-party pre-securitization due diligence review of residential loans selected for the CSMLT 2015-2 transaction, on behalf of Credit Suisse and First Key. The loans referenced in this narrative report were reviewed either on a flow or bulk basis from July 2014 to July 2015 at Clayton’s centralized underwriting facilities in Tampa, FL and Atlanta, GA. This narrative report provides information about the original lenders, the scope of work performed by Clayton, and the results of Clayton’s review.

Originators

Please refer to Appendix A for a complete listing of originators and the conduit sellers selling to Credit Suisse as part of this due diligence assignment.

Origination channels for the loans in this review:

Origination Channel	Loan Count	Percentage
Broker	101	25.44%
Correspondent Bulk	20	5.04%
Correspondent Flow with delegated underwriting	18	4.53%
Retail	258	64.99%
Total	397	100.00%

Clayton’s Third Party Review (“TPR”) Scope of Work

The scope of work for this transaction consisted of credit, property valuation, and regulatory compliance reviews, plus a data integrity check, and were performed in accordance with rating agency1 loan level review standards in place as of the date of the review. This is referred to as a “Full Review.”

1 Standard and Poor’s, Moody’s, Fitch, Kroll and DBRS

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Sampling

For all originators in this transaction 100% of the loans received a Full Review. Clayton performed a Full Review based on the scope described below in the section titled “TPR Component Review Scope”.

Pre-Close Valuation Review Disclosure

Prior to loan closing, an originator has the option to obtain a Pre-close Valuation review. The table below outlines the valuation review process and loan counts for each type of review conducted during this due diligence assignment.

Review Type	Loan Count Reviewed by Clayton	Review Process
Pre-Close Valuation*	167	Pre-close Valuation refers to Clayton performing the Property Valuation review prior to the loan closing with the borrower. Once the loan is closed, the complete loan package is sent to Clayton to perform the Credit and Compliance component review work.
Post-Close Valuation*	230	Post-close Valuation refers to Clayton performing the Property Valuation review after the loan is closed with the borrower. This review is performed at the same time as the Credit and Compliance component review work is conducted.
Total Loan Population	397

* The results from each of the above review types are incorporated into this pre-securitization reporting package.

Guidelines USED BY CLAYTON

The loans which were reviewed in the Conduit Flow (167 loans) were underwritten to Credit Suisse Jumbo Fixed and ARM Products (versions 05/2014, 07/2014, 11/2014, and 12/2014). First Republic loans (1 loan) which were underwritten to the Loan Approval Worksheet. Clayton was supplied with all of the changes to the guidelines with advance notice.

Bulk transactions were underwritten to the guidelines provided for each deal as follows:

Amerihome Bulk (19 loans) – Amerihome Core Jumbo Fixed Rate Guides 10/2014, 12/2014, 01/2015 and 02/2015

Caliber Bulk (35 loans) – Caliber Jumbo Fixed and ARM Program 02/2015

Fifth Third Bulk (5 loans) – Fifth Third Retail Direct NonAgency Jumbo 07/2014

Quicken Bulks (90 loans) – Quicken BULK Jumbo Matrix and Guidelines 10/2014, 11/2014, 12/2014 and 03/2015

First Key Loans (80 loans) – FirstKey Seller Guide 08/08/2014, FirstKey Seller Guide (2015A) (2/27/15), and FirstKey Seller Guide 04/04/14

Loan Grading

The “Guidelines used by Clayton” referenced above served as the benchmark for grading loans from a credit underwriting, property valuation and regulatory compliance perspective, as applicable. Each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade takes into account additional information and supporting documentation that may have been provided by the originators to clear outstanding

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conditions. Clayton’s loan grading is solely based on Clayton’s independent assessment of all guideline exceptions and compensating factors for each of the component reviews. Clayton is providing a comprehensive loan-level analysis as part of this pre-securitization reporting package that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades, and sets forth compensating factors and waivers.

Clayton’s loan grading complied with the following rating agency grading definitions published by Moody’s, Standard and Poor’s, Fitch, Kroll and DBRS:

TPR Component Review Scope

Clayton examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Clayton relied on the accuracy of information contained in loan documentation provided to Clayton.

Credit Review

Clayton’s Credit scope of review conducted on this transaction included the following elements (for more detail, please refer to Appendix B and to the guidelines cited above):

▪	Assessed whether the characteristics of the mortgage loans and the borrowers conformed to the underwriting guidelines cited above;
▪	Re-calculated LTV, CLTV, income, liabilities, and debt-to-income ratios (DTI) and compared these against the origination guidelines;
▪	Analyzed asset statements in order to determine whether funds to close and reserves were within origination guidelines;
▪	Confirmed that credit scores (FICO) and credit histories were within origination guidelines;
▪	Evaluated evidence of borrower’s willingness and ability to repay the obligation;
▪	Examined Data Verify risk evaluation report, which was ordered and received by Clayton for income, employment, Nationwide Mortgage Licensing System and Registry (“NMLS”) and occupancy status alerts. Clayton researched alert information against loan documentation and assigned loan conditions accordingly.
▪	Attempted to obtain a Verbal VOE on every loan it was available (WorkNumber) or verified self-employed business exists utilizing 3rd party website (such as Blackbook/Manta or Division of Corporations).

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Property Valuation Review

Clayton’s Property Valuation scope of review conducted on this transaction included the following elements:

▪	Original Appraisal Assessment
-	Clayton reviewed the original appraisal provided to determine whether the original appraisal was complete, thorough and the original appraised value was reasonably supported.
-	For more detail on the original appraisal review scope and desk review definitions, please refer to Appendix C and to the guidelines cited above.

▪	Value Supported Analysis

Clayton applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a pre-close valuation review scenario (167 loans):

-	Clayton independently ordered and received either a Desktop Review from Clear Capital or ProTeck.
-	If the Desktop Review was within a +/-10% tolerance and the value was supported, no further diligence was completed.
-	If a loan with a Desktop Review fell outside of a +/-10% tolerance, then a Field Review was completed to support the final conclusion of value.

For loans reviewed in a post-close valuation review scenario:

-	The Pre- and Post-Close Valuation Reviews are identical unless deviations are agreed upon by the Issuer and Third Party Reviewer.
-	For Fifth Third Bulk (5 loans) and First Republic (1 loan) – Clayton independently ordered and received a Desktop Review from Clear Capital or ProTeck.
-	For Amerihome Bulk (19 loans), Caliber (35 loans) and Quicken Bulk (90 loans) – The lender ordered but Clayton was able to independently obtain the results of the Desktop reviewed from Clear Capital.
-	For FirstKey (80 loans) – FirstKey ordered and supplied Clayton with a Desk Review from Clear Capital. Clayton did have independent access to this Desk Review.
-	If the Desktop Review was within a +/-10% tolerance and the value was supported, no further diligence was completed.
-	If a loan with a Desktop Review fell outside of a +/-10% tolerance, then a Field Review was completed to support the final conclusion of value.

Regulatory Compliance Review

Clayton’s Regulatory Compliance scope of review conducted on this transaction included the elements summarized below. (For more detail, please refer to Appendix D and to the guidelines cited above.)

Clayton utilized its proprietary eCLAS engine for regulatory compliance testing.

The scope of the compliance review performed is summarized below:

▪	Tested for certain applicable federal, state and local high cost and/or anti-predatory laws;

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▪	Assessed compliance with state specific consumer protection laws by testing late charge and prepayment penalty provisions;
▪	Truth-in-lending/regulation Z (TILA) testing included the following:
-	Notice of Right to Cancel (Right of Rescission) adherence if applicable;
-	TIL Disclosure Timing (3/7/3) and disclosure content;
-	TIL APR and Finance charge tolerances;
-	Timeliness of ARM Disclosures (if applicable);
-	Section 32 APR and Points and Fees Thresholds and prohibited practices;
-	Section 35 Higher Priced Mortgage Loans thresholds and applicable escrow and appraisal requirements;
-	Prohibited Acts or Practices including Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling;
-	Reviewed ATR/QM Ability to Repay (a/k/a Minimum Standards for Transactions): for applications on or after 1/10/2014. Clayton confirmed the loan files contain documentation to evidence the lender considered and verified the borrower’s ability to Repay. This included identifying whether QM loans met agency exemptions or were underwritten in accordance with Appendix Q. Non-QM loans were reviewed to ensure the lender documented that they considered and verified the eight (8) underwriting factors required for ATR compliance in accordance with either their guidelines or the aggregator’s guidelines;

o  The ATR/QM Rules allow the lender to exclude up to two discount points from the 3% points and fees evaluation depending on the loan’s undiscounted interest rate in relation to the APOR index rate. The ATR/QM Rule does not set the required rate reduction per discount point.

Clayton evaluated the lender’s exclusion of discount points from the 3% points and fees calculation for all loans in this transaction using a 0.2% rate reduction threshold per discount point.

-	Prepayment Penalty restrictions.
▪	Real Estate Settlement Procedures Act (RESPA) laws and regulations testing included:
-	GFE initial disclosure timing and content;
-	Confirmed the file contains the final HUD1 Settlement Statement;
-	GFE to HUD1 evaluation for 0% and 10% fee tolerances;
-	Homeownership Counseling Notice;
-	Affiliated Business Disclosure if applicable.

Data Integrity

Clayton utilized its proprietary eCLAS tool to determine tape to file accuracy of each reviewed loan, by completing the following steps:

▪	Tape data received from lender/client is stored in eCLAS;
▪	Loan Reviewer collects validated loan data in eCLAS;
▪	Each received data point is compared to its counterpart collected data point;
▪	Discrepancies found during comparison are stored;
▪	Commentary is provided to explain potential cause of discrepancy, as appropriate
▪	Each discrepancy is reported on the Loan Level Tape Compare Upload

Data Capture

Clayton collected data fields required to create American Securitization Forum (“ASF”) and Standard and Poor’s LEVELs 7.4. data disclosure requirements. Both of these file formats are provided as part of the pre-securitization reporting package. Additionally, Clayton captured rating agency required data points relating to ATR/QM determination, which is provided in the reporting package.

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Clayton Due Diligence Results

Below are the initial and final overall loan grades for this review, as well as the credit, property valuation, and regulatory compliance component review grades.

Initial and Final Overall Loan Grade Results

Flow Loan Pool and Bulk Loan Pool (397 loans)

The overall grade summary reflects the combination of the credit, property valuation and regulatory compliance component reviews into one overall grade. The overall grade assigned is the most severe grade from each of the component reviews.

	Overall Grade Migration
	Initial
Final		A	B	C	D	Total
	A	80	23	53	186	342
	B		11	14	30	55
	C					0
	D					0
	Total	80	34	67	216	397

Initial and Final Credit Component Grade Results

	Credit Grade Migration
	Initial
Final		A	B	C	D	Total
	A	135	23	44	164	366
	B	1	9	9	12	31
	C					0
	D					0
	Total	136	32	53	176	397

Initial and Final Property Valuation Grade Results

	Property Valuation Grade Migration
	Initial
Final		A	B	C	D	Total
	A	299		52	44	395
	B		1	1		2
	C					0
	D					0
	Total	299	1	53	44	397

Initial and Final Regulatory Compliance Grade Results

	Compliance Grade Migration
	Initial
Final		A	B	C	D	Total
	A	194	36	19	122	371
	B		10	3	13	26
	C					0
	D					0
	Total	194	46	22	135	397

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Data Compare Results

Clayton provided Credit Suisse with a copy of the Loan Level Tape Compare Upload which shows the differences between the data received by the sellers versus the data captured by Clayton during the loan review.

Summary of data compare results:

Field	# of loans	Accuracy %
Borrower 1 First Name	5	98.74%
Borrower 1 Last Name	4	98.99%
Borrower 1 Self Employed Flag	4	98.99%
Borrower 1 SSN	1	99.75%
Cash Reserves	43	89.17%
Combined LTV	27	93.20%
Debt to Income Ratio (Back)	100	74.81%
Debt to Income Ratio (Front)	39	90.18%
Disbursement Date	21	94.71%
First Payment Date	9	97.73%
Loan Purpose	10	97.48%
Maturity Date	11	97.23%
Note Rate	10	97.48%
Occupancy Type	1	99.75%
Original Appraisal Date	7	98.24%
Original Appraised Value	20	94.96%
Original Balance	13	96.73%
Original LTV	24	93.95%
Original P&I	18	95.47%
Original Term	1	99.75%
Origination Channel	19	95.21%
Origination Date	14	96.47%
Property City	6	98.49%
Property State	2	99.50%
Property Street Address	5	98.74%
Property Type	9	97.73%
Credit Score for Grading	18	95.47%
Total Monthly Income	32	91.94%

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Clayton Third Party Reports Delivered

Clayton furnished the following reports on this transaction:

1.	Narrative
2.	Attestation Forms
3.	Conditions Summary and Detail 2.0
4.	Loan Level Tape Compare
5.	Waived Conditions Summary
6.	Valuations Summary
7.	ASF Upload
8.	Rating Agency ATR/QM Upload
9.	HOA Summary

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Appendix A: Originators

The loans included in this report were originated by the following Originators:

Lender Name	Original Principal Balance	Loan Count	Percentage
1st National bank, National Bank	930,000	1	0.25%
Able Financial Inc DBA Colorado State Mortgage Division	674,000	1	0.25%
Academy Mortgage Corporation	1,868,200	3	0.76%
Access National Mortgage, a Division of Access National Bank, a National Bank	767,110	1	0.25%
American Home Mortgage, Inc., A Corporation	818,900	1	0.25%
American Pacific Mortgage Corporation, a California Corporation	3,543,950	4	1.01%
Atlantic National Bank, A Banking Corporation	532,800	1	0.25%
Axia Financial LLC, a Limited Liability Company	679,000	1	0.25%
Banc of California, National Association, DBA Banc Home Loans	4,720,750	6	1.51%
BBMC Mortgage, LLC, a Limited Liability Company	1,700,500	3	0.76%
BOFI Federal Bank	584,000	1	0.25%
Bondcorp Realty Services, Inc., a California Corporation	668,000	1	0.25%
Brand Mortgage Group LLC	474,000	1	0.25%
Broker Solutions, Inc. dba New American Funding, a Corporation	530,400	1	0.25%
C & R Mortgage Corporation, A Corporation	667,500	1	0.25%
Caliber Home Loans, Inc.	23,028,305	27	6.80%
Capital Bank, N.A., a National Bank	540,000	1	0.25%
CapitalMark Bank & Trust, a Corporation	1,120,000	1	0.25%
Cashcall, Inc., A California Corporation (CFL# 603-8780)	1,198,000	2	0.50%
Catalyst Lending, Inc., a Colorado Corporation	509,000	1	0.25%
CBC National Bank, a Federally Chartered National Bank	1,596,000	3	0.76%
Century 21 Mortgage	600,000	1	0.25%
Cherry Creek Mortgage Co., Inc.	700,000	1	0.25%
Chicago Financial Services, Inc., an Illinois Corporation	463,920	1	0.25%
Citywide Home Loans, a Utah Corporation	1,361,000	2	0.50%
CMG Mortgage, Inc DBA CMG Financial #1820	5,739,400	9	2.27%
Coldwell Banker Home Loans	432,500	1	0.25%
Colonial National Mortgage, a division of Colonial Savings, FA	1,200,000	1	0.25%
Cresent Mortgage Company	677,600	1	0.25%
CrossCountry Mortgage, Inc., a Corporation	1,743,000	1	0.25%
Dew Mortgage, LLC.	1,214,000	2	0.50%
Dubuque Bank and Trust Company DBA National Residential Mortgage	2,877,500	3	0.76%
Envoy Mortgage, LTD., a Texas Limited Partnership	431,250	1	0.25%
Equitable Home Mortgage Inc, Arizona Corporation	798,000	1	0.25%
Equity Home Mortgage, LLC, An Oregon limited liability company	1,351,000	1	0.25%
Essex Residential Mortgage LLC	884,000	1	0.25%
Everett Financial, Inc., DBA Supreme Lending, a Texas Corporation	448,874	1	0.25%
Fairway Independent Mortgage Corporation	971,000	2	0.50%
Family First Funding, LLC, a Limited Liability Corporation	1,237,500	1	0.25%
Farmers Bank & Trust, a State Chartered Bank	1,636,650	3	0.76%
FBC Mortgage LLC, a Limited Liability Company	607,200	1	0.25%

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Fidelity Bank D/B/A Fidelity Bank Mortgage, A Georgia Chartered Bank	720,000	1	0.25%
Fifth Third Mortgage Company	2,834,858	5	1.26%
Finley Properties Corp DBA Home & Loans Finders.com	742,000	1	0.25%
First California Mortgage Company, a California Corporation	504,356	1	0.25%
First Heritage Mortgage LLC, a Limited Liability Company	1,375,000	1	0.25%
First Lockhart National Bank	690,000	1	0.25%
First Metro Bank	960,000	1	0.25%
First Priority Financial Inc, A California Corporation	732,000	1	0.25%
First Republic Bank	1,932,800	2	0.50%
FirstBank	499,020	1	0.25%
Florida Capital Bank, N.A. dba Florida Capital Bank Mortgage, A Florida Corporation	622,000	1	0.25%
Franklin Loan Center, a California Corporation	444,000	1	0.25%
Franklin Mortgage Solutions LLC	668,000	1	0.25%
Gibraltar Lending, LLC	749,600	1	0.25%
Glendenning Mortgage Corporation, a Corporation.	1,500,000	1	0.25%
GMFS, LLC, A Limited Liability Company	1,360,000	2	0.50%
Great Western Bank	1,655,000	2	0.50%
Guaranty Trust Company	519,999	1	0.25%
Heritagebank of the South, A Georgia Corporation	1,570,000	2	0.50%
Home Federal Bank Thrift	1,253,000	2	0.50%
Homeowners Financial Group USA, LLC, An Arizona Limited Liability Company	1,337,000	2	0.50%
Homeowners Mortgage Enterprises, Inc., a South Carolina Corporation	920,000	1	0.25%
Impac Mortgage Corp.	6,728,750	8	2.02%
Impac Mortgage Corp. DBA Cashcall Mortgage, A California Corporation	545,000	1	0.25%
Jefferson Bank of Florida, A Florida Chartered Bank	477,500	1	0.25%
JLB Corporation DBA Golden Oak Lending, A Missouri Corporation	1,500,000	1	0.25%
JMAC Lending, Incorporate	805,000	1	0.25%
Legacy Home Loans LLC	2,901,500	3	0.76%
Lend to America, Inc., A California Corporation	738,000	1	0.25%
Loanleaders of America, Inc., a California Corporation	450,000	1	0.25%
Marketplace Home Mortgage, LLC, a Limited Liability Company	1,198,750	2	0.50%
Maverick Funding Corp., a New Jersey Corporation	866,600	1	0.25%
MB Financial Bank, N.A., A National Bank	4,116,800	5	1.26%
McLean Mortgage Corporation, a Virginia Corpration	761,000	1	0.25%
Mega Capital Funding Inc., A California Corporation (CFL # 603A486)	700,000	1	0.25%
Midland Mortgage Corporation, a Corporation	700,000	1	0.25%
Minnesota Bank & Trust	472,000	1	0.25%
Mortgage Brokers Services, Inc., DBA Kiel Mortgage	700,000	1	0.25%
Mortgage Equity Partners, LLC	500,000	1	0.25%
Mortgage Network, Inc.	466,000	1	0.25%
Nations Direct Mortgage, LLC	860,000	1	0.25%
Nations Direct Mortgage, LLC dba Motive Lending	1,080,000	1	0.25%
Northpoint Mortgage, Inc., a Corporation	820,000	1	0.25%
Oak Mortgage Company, LLC, a New Jersey Limited Liability Company	475,200	1	0.25%

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OCMBC, Inc., A California Corporation	874,000	1	0.25%
Old Florida Bank, Florida Banking Corporation	550,000	1	0.25%
Omni Fund Inc.	472,500	1	0.25%
On Q Financial, Inc.	743,200	1	0.25%
One Republic, Inc. DBA One Republic Mortgage, Inc.	848,000	1	0.25%
Paramount Residential Mortgage Group, Inc., a California Corporation	725,000	1	0.25%
Paramount Residential Mortgage Group, Inc., a California Corporation (CFL # 603E706)	638,400	1	0.25%
Parkside Lending, LLC, A California Limited Liability Company	7,251,950	7	1.76%
Pinnacle Bank	788,000	1	0.25%
Pinnacle Capital Corporation, a California Corporation	818,000	1	0.25%
Pinnacle Capital Mortgage Corporation, a California Corporation	17,265,100	19	4.79%
Planters Bank, A Kentucky Chartered Bank	600,000	1	0.25%
Plaza Home Mortgage Inc.	5,009,500	6	1.51%
PMAC Lending Services, Inc., a Corporation	3,506,750	5	1.26%
PrimeLending, a PlainsCapital Company	6,111,217	8	2.02%
Priority Home Mortgage, L.P.	532,468	1	0.25%
Private Mortgage Advisors, LLC	4,100,000	3	0.76%
Prosperity Home Mortgage, LLC, a Limited Liability Company	1,772,000	2	0.50%
Quicken Loans, Inc.	59,204,800	89	22.42%
RE Financial Services Inc.	463,200	1	0.25%
Residential Mortgages Services, Inc.	608,250	1	0.25%
Residential Wholesale Mortgage, Inc.	665,600	1	0.25%
RMK Financial Corp. D/B/A Majestic Home Loan, A California Corporation (CFL # 603 H390)	686,000	1	0.25%
RMR Financial, DBA Princeton Capital, a Limited Liability Company	3,257,650	4	1.01%
Rocky Mountain Bank	1,244,050	2	0.50%
Royal Pacific Funding Corp., A California Corporation	712,500	1	0.25%
RPM Mortgage, Inc.	5,720,000	7	1.76%
Sabal Palm Bank	768,000	1	0.25%
SecurityNational Mortgage Company	1,241,500	2	0.50%
Severn Savings Bank, FSB, A Federal Savings Bank	975,000	1	0.25%
Sierra Pacific Mortgage Company, Inc., A California Corporation; NMLS: 1788	9,535,320	13	3.27%
Skyline Financial Corp., a California Corporation	3,343,200	5	1.26%
Southwest Mortgage Corp.	600,000	1	0.25%
Standard Pacific Mortgage, Inc., a Corporation	1,025,000	2	0.50%
Stearns Lending, LLC	5,191,400	8	2.02%
Stonegate Mortgage Corporation, an Ohio Corporation	6,690,000	9	2.27%
Summit Funding, Inc.	2,522,500	3	0.76%
Summit Mortgage Corporation, a Corporation	532,700	1	0.25%
Synergy One Lending, Inc, a Corporation	636,000	1	0.25%
The Federal Savings Bank, a Federal Savings Bank	672,000	1	0.25%
The Mortgage Link, Inc., A Corporation	670,000	1	0.25%
Theory Home Loans, A	705,396	1	0.25%
Universal American Mortgage Company of California, a California Corporation	786,200	1	0.25%
Universal American Mortgage Company, LLC, a Florida limited liability company	2,222,250	3	0.76%
University Federal Credit Union, A Federal Credit Union	575,000	1	0.25%

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Urbacom, LLC DBA Urban Mortgage	1,110,700	1	0.25%
US Financial Group, Inc DBA Louisiana Mortgage Associates	680,000	1	0.25%
Venta Financial Group, Inc., a Nevada Corporation	486,400	1	0.25%
Western Bancorp	955,000	1	0.25%
William Lyon Mortgage	497,250	1	0.25%
William Raveis Mortgage LLC, A Delaware Limited Liability Company	580,000	1	0.25%
Woodside Mortgage Services, Inc. (NDC-EPP AFF), An Ohio Corporation	495,000	1	0.25%
World Wide Credit Corporation, A California Corporation	1,192,000	1	0.25%
WR Starkey Mortgage, LLP	652,800	1	0.25%
Total	294,484,293	397	100.00%

Appendix B: Credit Review Scope

For each mortgage loan, Clayton performed a guideline review utilizing specific guidelines furnished at the time of the review.

A.	Verified that the characteristics of the mortgage loan and borrower conformed to applicable underwriting guideline requirements, including:
o	DTI
o	LTV/TLTV/HLTV
o	Credit score
o	Income and employment
o	Assets and reserves
o	Property type and use eligibility; and if the property type was a condominium or cooperative, assessed project adherence
o	Borrower eligibility, including:

-    Citizenship status

-    Non- occupant co-borrower

o	Transaction eligibility, including:

-    Maximum loan amount

-    Loan purpose

-    Occupancy

o	Noted any approved exceptions or waivers by the originator and/or aggregator to guidelines; verified that approved exceptions included required, documented compensating factors

B.	As part of the guideline review, Clayton performed a credit analysis during which various documents were examined, including:
o	Uniform Residential Loan Application reviewed to determine:
-	Initial loan application was in the loan file and was signed by all borrowers
-	Final loan application was in the loan file and was complete
-	Information and debts disclosed on loan application aligned with related documentation in the loan file
o	Employment analyzed and verified through use of various documents, including:
-	Income documentation
-	Verbal and/or written verifications of employments (VVOE, VOE)
-	CPA letter
-	Business licenses
-	Tax transcripts (IRS Form 4506-T)

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-	Other documentation in loan file
o	Income review included:
-	Required income documentation for all borrowers was present and within required time period
-	Documents did not appear to have been altered or inconsistent
-	IRS Form 4506-T
▪	Signed by all borrowers and processed by the originator
▪	Compared IRS tax transcripts to income documentation and noted any inconsistencies
-	Income was recalculated and was documented with applicable documentation, including:
▪	Tax returns
▪	Financial statements
▪	Paystubs
▪	W-2s
▪	1099
▪	IRS documents
▪	Bank statements
▪	Lease agreements
▪	Award letters
▪	Other documentation in loan file
o	Asset review included:
-	Asset documentation required to verify down payment, closing costs, prepaid items and reserves was present and within required timeframe, including:
▪	Verification of deposits (VOD)
▪	Depository account statements
▪	Stock or security account statements
▪	Gift funds
▪	Settlements statements
▪	Other evidence of conveyance and transfer of funds, if a sale of assets was involved
▪	Other documentation in loan file
-	Asset documents were reviewed to determine any large deposits and appropriate sourcing of funds
o	Credit Report review included:
-	Complete copy of report was in loan file
-	Report was dated within required timeframe
-	All borrowers were included in the report
-	Checked any fraud alerts against related loan file documentation
-	Verified all disclosed mortgage debt on credit report against the loan application (under the schedule of real estate owned) for accurate debt ratio calculation
-	Compared liabilities listed on the credit report against the loan application for accurate debt ratio calculation
-	Captured and utilized appropriate credit score for guideline review
o	Title policy review included:
-	Title interest – determined if
▪	Fee simple
▪	Leasehold estate
-	Appropriate vestee(s) were listed on title policy
-	Amount of coverage was greater than or equal to the original principal amount of the mortgage
-	Applicable title endorsements were present
-	Checked for any encumbrances, encroachments and other title exceptions affecting the lien identified through the title search; verified that each issues was addressed in the transaction

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-	Reviewed the chain of title and duration of ownership by seller or borrower (whichever was applicable)
-	Captured monthly tax payments in debt ratio calculation
o	HUD1 (Settlement Statement) review included:
-	Funds to close identified and analyzed against borrower’s assets
-	Seller contributions did not exceed maximum allowed
-	Subject property, seller and borrower aligned with other loan documentation
-	Disbursements and pay-offs included in debt ratio calculations
-	Loan purpose confirmed
o	Hazard/Flood insurance review included:
-	Verified presence of required hazard insurance and flood insurance (if required)
-	Confirmed that any required insurance was for the:
▪	Correct borrower
▪	Correct property
▪	Correct lender
▪	Correct loan number
▪	Life of loan, if flood insurance required
-	Confirmed that any required insurance minimum coverage amount and policy period
-	Reviewed for evidence that any required insurance policy premium was paid
-	Confirmed that the mortgagee clause listed the lender’s name and “it’s successors and assigns”
-	Confirmed that the payment amount on any required insurance was included in the debt ratio calculation
o	Mortgage Insurance review included:
-	Determined if mortgage insurance is required
-	Captured mortgage insurance name, certificate # and percentage guarantee (when required)

C.	For each mortgage loan, Clayton examined the mortgage or deed of trust for evidence of recordation. In lieu of a copy of the mortgage or deed of trust with recording information, a copy of the mortgage or deed of trust that is stamped “true and certified copy” by the escrow/settlement agent plus recording directions on closing instruction documentation was utilized as evidence for recording.

D.	For each mortgage loan, Clayton utilized the results from an independent, third-party fraud tool along with information in the loan file to identify and address any potential misrepresentations including:
o	Borrower identity
-	Social Security inconsistencies
-	Borrower name variations
o	Occupancy
-	Borrower address history
-	Subject property ownership history
o	Employment
o	Licensing – reviewed NMLS data for:
-	Mortgage lender/originator
-	Loan officer
o	OFAC

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Appendix C: Origination Appraisal Assessment

For each Mortgage Loan, Clayton performed the following origination appraisal analysis:

A.	Verified that the mortgage loan file contained an appraisal report and that it met the following criteria:
o	Appraisal report used standard GSE forms, appropriate to the property type:
-	FNMA 1004/FHLMC 70 – Uniform Residential Appraisal Report. Used for 1-unit properties, units in planned unit developments (detached PUDs) and condominium projects that consist solely of detached dwelling (site condominium)
-	FNMA 1073/FHLMC 465 – Individual Condominium Report. Used to appraise a unit in a condominium project or a condominium unit in a PUD (attached PUD)
-	FNMA 1025/FHLMC 72 – Small Residential Income Property Appraisal Report. Used for all two-to-four unit residential income properties, including two-to-four unit properties in a PUD
-	FNMA 2090 – Individual Cooperative Appraisal Report. Used for individual cooperative units
-	FNMA 2000/FHLMC 1032 – One Unit Residential Appraisal Field Review
-	FNMA 2000a/FHLMC 1072 – Two to Four Unit Residential Appraisal Field Review

o	Appraisal report was reasonably complete and included:
-	Appraisal report form, certification, statement of limiting conditions and scope of work
-	Accurate identification of the subject property
-	Accurate identification of the subject loan transaction
-	Accurate identification of the property type, in both land and improvements
-	All required attachments including:
▪	Subject front, rear and street photos and valued features
▪	Subject interior photos – kitchen, all baths, main living area, updates/upgrades, deferred maintenance
▪	Photos of all comparable sales and listings
▪	Location map
▪	Exterior sketch of property with dimensions
▪	1004MC Market Conditions Report
-	Evidence that appraisal report was made “As Is” or provided satisfactory evidence of completion for all material conditions
-	Appraisal date met client supplied guideline requirements
-	If applicable to client guidelines, a second full appraisal was furnished and met client guideline requirements
B.	Performed a general credibility assessment of the results of the appraisal per Title XI of FIRREA and USPAP based on the following criteria:
o	Title XI of FIRREA:
-	If the appraisal was completed by a trainee or licensed appraiser unqualified to independently sign the report, an appropriately licensed appraiser co-signed as a supervisory appraiser and inspected the property
-	Determined that either the appraiser or supervisory appraiser was appropriately licensed by verifying the appraiser’s license included in the appraisal.
-	Reviewed for the presence of any “red flags” related to the mortgaged property that may have posed a risk to the property or occupants

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o	USPAP
-	Confirmed that the appraiser developed and communicated their analysis, opinion, and conclusion to intended users of their services in a manner that is meaningful and not misleading and that the appraisal is signed.
C.	Reviewed and graded the appraisal valuation to the following criteria:
o	Appraised value was reasonably supported. Utilized the following review in making value supported determination:
-	Comps used were located reasonably close to the subject property and if not the reason was satisfactorily explained
-	Comps used were reasonably recent in transaction date and if not the reason was furnished
-	Comps used were reasonably similar to the subject property and if not an explanation was supplied
-	Appraised value of the subject was bracketed by the sales prices of the comps and if not the reason was furnished
-	Adjustments were reviewed and appeared reasonable utilizing the 15% net/25% gross guideline
o	Property was complete. However, if the property was not 100% complete, then any unfinished portion had no material impact to the value, safety, soundness, structural integrity, habitability or marketability of the subject property
o	Appraisal was reviewed for any indication of property or marketability issues. Utilized the following key points in making determination:
-	Appraisal was made on an “As Is” basis or provides satisfactory evidence of completion of all material conditions
-	Property usage was reviewed for zoning compliance
-	Property utilization was reviewed to determine it was “highest and best use”
-	Neighborhood values were reviewed to determine if declining
-	Market conditions were reviewed to determine indication of possible marketability issues:
▪	Location
▪	% built up
▪	Growth rate
▪	Demand/supply
▪	Marketing time
▪	Predominant occupancy
-	Physical condition of the property was reviewed to determine that the property condition was average or better
-	Style of property was reviewed to determine if unique property
-	Any health and safety issues were noted and/or remediated
-	Locational and/or environmental concerns adequately addressed if present

D.	Property Eligibility Criteria – Clayton reviewed the property to determine that the property met the client supplied eligibility requirements. Examples of ineligible property types may include:
o	3 to 4 unit owner occupied properties
o	2 to 4 unit second homes
o	Unwarrantable or limited review condominiums
o	Manufactured or mobile homes
o	Condotel units
o	Unique properties
o	Working farms, ranches or orchards
o	Mixed-use properties
o	Properties subject to existing oil or gas leases

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o	Properties located in Hawaii Lava Zones 1 and 2
o	Properties exceeding guideline requirements for excess acreage

E.	Properties Affected by Disasters Criteria – Clayton reviewed the appraisal date against any FEMA Declared Disaster Areas that were designated for Individual and/or Public Assistance due to a federal government disaster declaration.
o	If the appraisal date is before the FEMA Effective Date for any of the disasters listed, Clayton will specify whether or not there has been a property inspection since the date listed, the latest inspection date, whether or not new damage has been indicated, and the amount of said damage.

F.	Disclaimer
o	The individuals performing the aforementioned original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.
o	Clayton makes no representation or warranty as to the value of any mortgaged property, notwithstanding that Clayton may have reviewed valuation information for reasonableness
o	Clayton is not an ‘AMC’ (appraisal management company) and therefore Clayton does not opine on the actual value of the underlying property
o	Clayton is not a ‘creditor’ within the meaning of ECOA or other lending laws and regulations, and therefore Clayton will not have any communication with or responsibility to any individual consumer concerning property valuation.

G.	Desk Review definitions
o	Clear Capital “CDA” means a written retrospective analysis of an appraisal of residential real property relating to completeness, reasonableness, and relevance. The relevant appraisal shall be provided to Clear Capital by Customer. The CDA will offer an alternative value, if deemed appropriate, based on the analysis of the competitive market as of the effective date of the appraisal provided. The CDA will also provide an analysis of the appraisal provided, including supporting narrative and data to fully support the CDA value and outline deficiencies within the appraisal. The CDA will also contain a Risk Score and Risk Indicators based upon the findings of the analysis for the appraisal provided to Clear Capital by Customer.
o	ProTeck’s Appraisal Risk Review (ARR) is an enhanced desk review of the original appraisal in the file completed by a licensed appraiser. The ARR validates subject and comparable data and characteristics, confirms the original appraiser’s methodologies, credentials, and commentary to insure compliance with regulatory requirements and industry accepted best practices, and flags all risk factors while also providing a final value reconciliation used to grade the loan.

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Appendix D: Regulatory Compliance Review Scope

This appendix provides an overview of Clayton’s proprietary compliance system for 1-4 family residential mortgage loans in the due diligence process to determine, to the extent possible and subject to the caveats below, whether the loans comply with federal, state and local laws. The Disclaimer section explains limitations that you should be aware of. Additional details on the items listed below as well as Clayton’s state, county and municipal testing can be provided upon request. The compliance engine is fully integrated into Clayton’s proprietary due diligence platform, eCLAS. Clayton’s use of external tools is limited to a subscription for ARM indices from HSH Associates, Financial Partners. This is not a compliance tool, but rather an update of all the major indices used for APR and finance charge calculations for ARM disclosure purposes.

Federal Law

A.	RESPA and Regulation X: Loan level analysis on the following:
o	GFE/HUD1: confirm the correct version of the GFE and HUD1 were properly completed under the Regulation X Final Rule that became mandatory on January 1, 2010
o	Initial Good Faith Estimate, (GFE): timing and content of the initial disclosure
o	Final GFE: Verification that increases to fees from the initial GFE were disclosed within 3 days of valid changed circumstance documentation within the loan file
o	Final HUD1 Settlement Statement: verify the loan file contains the final HUD1 and the loan terms on the HUD1 correspond to the actual loan terms from the Note
o	Final GFE to HUD1 tolerance fee evaluation: confirm the fees charged on the HUD1 do not exceed the Final GFE in the 0% or 10% fee tolerance categories, including a review for a Settlement Service Provider List if the lender excludes fees that the borrower can shop for.
o	Affiliated Business Disclosure: if the loan file indicates the lender or broker referred the borrower to a known affiliate, confirm the disclosure was provided to the borrower
o	Homeownership Counseling Notice: for loan applications on or after 1/10/2014, confirm the notice was provided to the borrower within 3 days of application
B.	Truth in Lending Act and Regulation Z - Loan level analysis on the following:
o	TIL Disclosure: Content of Disclosures – perform an independent recalculation of the finance charges and APR to determine whether the amounts disclosed on the final TIL were within allowable tolerances. Payment schedule accuracy, including under the Mortgage Disclosure Improvement Act for loans applications on or after January 30, 2010. Additional disclosure content with a focus on the consistency of the prepayment penalty disclosure and assumption policy with the note and security instrument.
o	Mortgage Disclosure Improvement Act, (3/7/3 rule): Confirm the timing of the initial TIL disclosure within 3 days of application, 7 days prior to consummation, and corrected TIL disclosures provided at least 3 days prior to consummation for applications received on or after July 30, 2009 (Section 19)
o	ARM Disclosure: confirm these disclosures are in the file within 3 days of application, or 3 days of the borrower discussing ARM programs identified within the loan file

Truth in Lending Act and Regulation Z – (continued)

o	Right of Rescission – Review the disclosure form type, disclosure timing, disclosed dates, other material disclosures, and the loan disbursement (Section 23)
o	High Cost mortgage thresholds for points and fees (Section 32)
o	High Cost Prohibited Acts and Practices upon request (Section 33)
o	Higher Priced Mortgage Loan thresholds for APR in relation to the APOR. Including Escrow and appraisal requirements (Section 35)
o	Prohibited Acts or Practices including testing the Loan Originator compensation rules, NMLSR ID on documents, financing Credit Insurance, mandatory arbitration clauses, and NegAm Counseling (Section 36)
o	ATR/QM Ability to Repay, aka Minimum Standards for Transactions: for applications on or after 1/10/2014, confirm the loan file contains documentation to evidence the lender considered and verified the borrower has the ability to repay in accordance with the ATR requirements This included identifying whether QM loans met agency exemptions or were underwritten in accordance with Appendix Q. Non QM loans will be reviewed to ensure the

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lender documented that they considered and verified the 8 underwriting factors as required for ATR compliance. This review also includes evaluating loans against the new TILA prepayment penalty restrictions (Section 43)

C.	FACTA - the Credit Score, Key Factors, and Notice to Home Loan Applicant disclosures

D.	HMDA – Whether the loans is Rate Spread threshold reportable.

STATE, COUNTY and MUNICIPAL LAW

A.	Higher-Priced

Clayton test whether a loan meets the thresholds for a higher-priced, rate spread, subprime or nonprime mortgage loan, and whether such loan meets regulatory requirements, in the following states:

Higher-Priced
California	Maryland	New York
Connecticut	Massachusetts (subprime ARMS to first time homebuyers)	North Carolina
Maine	Minnesota

B.	State/Local High Cost

Clayton test whether a loan meets the thresholds for a high cost or covered loan in the following states, counties and municipalities, and also tests for compliance with provisions in such laws that apply to all loans subject to high cost testing:

State/Local High Cost
Arkansas	Maine	Pennsylvania
California	Maryland	Rhode Island, including the Providence ordinance
Colorado	Massachusetts	South Carolina

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State/Local High Cost
Connecticut	Nevada	Tennessee
District of Columbia	New Jersey	Texas
Florida	New Mexico	Utah
Georgia	New York	Vermont (High Rate, High Point law)
Illinois, including the Cook County and Chicago ordinances	North Carolina	Wisconsin
Indiana	Ohio, including Cleveland Heights ordinance
Kentucky	Oklahoma

C.	Anti-Predatory

Several states have laws that do not create a separate class of high cost or higher-priced mortgage loans, but set APR or finance charge ceilings and may also set forth similar anti-predatory lending restrictions as found in high cost laws. Clayton tests for compliance with such laws in the following states:

•	Minnesota (Mortgage Originator and Service Licensing Act)
•	Puerto Rico (Office Regulation 5722)
•	Texas (Texas Finance Code)
•	West Virginia (Residential Mortgage Lender, Broker and Servicer Act).

D.	Borrower’s Interest

Clayton uses a module that reports to the client the factors that the client can weigh to determine whether or not the loan is in the borrower’s interest, and also makes a mathematical determination as to whether or not there is at least one benefit. This module is only used in the following states, where the laws or releases by the regulators provide an indication of some standards that can be applied.

Borrower’s Interest
Maine	Ohio	South Carolina
Massachusetts	Rhode Island
E.	Consumer Protection

Several states have laws that neither create a separate class of high cost or higher-priced mortgagee loan, nor impose a ceiling on the overall fees or APR, but nonetheless contain requirements and restrictions on mortgage loans that may impact the assignee or the lien. Clayton tests for compliance with such laws, including late charge and prepayment penalty provisions, in the following states and municipalities:

Consumer Protection
Alabama (the “Mini-code”)	Nebraska (Mortgage Bankers Registration and Licensing Act and the Installment Loan Act)

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Consumer Protection
Hawaii (Financial Services Loan Company Act)	Nevada (AB 440
Idaho (Residential Mortgage Practices Act)	Ohio (Consumer Sales Practices Act; whether the loan is in Summit County)
Illinois (both versions of the Cook County Predatory Lending Database; Illinois Residential Mortgage Licensing Act)	Texas (Article XVI, Section 50(a)(6) of the Texas Constitution)
Iowa (Consumer Credit Code)	Utah (Consumer Credit Code)
Kansas (Consumer Credit Code)	Virginia (Mortgage Lender and Broker Act)
Kentucky (HB 552)	Washington (Consumer Loan Act and Responsible Mortgage Lending Act)
Maryland (DLLR Regulations, Commercial Law)	West Virginia (Consumer Credit Protection Act)
Massachusetts (Attorney General regulations)	Wyoming (Residential Mortgage Practices Act)
Michigan (Consumer Mortgage Protection Act)

See attached Exhibit A - Consumer Protection Laws for additional details on the specific components of the aforementioned Consumer Protection laws that are evaluated as part of the Clayton Compliance Review Scope:

F.	Texas Equity

In addition to identifying whether Texas refinances are cash out transactions subject to the Texas Constitution Article 16 Section 50(a)(6) requirements, Clayton reviews the title report to confirm prior loans being refinanced are continuous purchase money and not (a)(6) loans. In the event a loan is determined to be a Texas Home Equity loan, the underwriter reviews the loan images to confirm the loan meets the Texas requirements including maximum LTV/CLTV, 3% fee cap, product restrictions and the required disclosures were provided to the borrower in accordance with required timelines.

GSE Testing

Clayton can review loans to determine whether they comply with Fannie Mae’s and Freddie Mac’s Points and Fees threshold tests. These fee limitations of 5% for all loans with application dates prior to 1/10/2014 were reduced to 3% on Primary and Second Homes for applications on or after 1/10/2014. If requested, loans can be reviewed to determine whether the loan is a residential mortgage transaction ineligible for delivery due to its APR or fees exceeding the HOEPA thresholds. Clayton offers Lender Letter and non-traditional mortgage testing for Fannie Mae. (Note: Fannie Mae requires a non-disclosure agreement between the client and Fannie Mae for Clayton to report these results.)

Disclaimer

Please be advised that Clayton has not determined whether the Loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances, including, but not limited to, licensing and general usury laws that set rate and/or fee limitations, unless listed above. Clayton’s review is focused on issues that raise concerns for secondary market investors and other assignees, based on potential for assignee liability, an adverse impact on the lien, and regulatory, litigation and headline risk. Clayton’s review is not designed to fully test a lender’s compliance with all applicable disclosure and licensing requirements. Furthermore, the findings reached by Clayton are dependent upon its receiving complete and accurate data regarding the Loans from loan originators and other third parties. Please be further advised that Clayton and its employees do not engage in the practice of law, and the findings set forth in the reports prepared by Clayton do not constitute legal advice or opinions.

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© 2015 Clayton Services LLC. All rights reserved.

This material is confidential and may not be copied, used, or distributed without the written permission of Clayton Services LLC.

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